                                                                  Exhibit 17(ii)


                      NEW ENGLAND VARIABLE ANNUITY FUND I

                               POWER OF ATTORNEY
                               -----------------


     We, the undersigned members of the Board of Managers of New England Variable Annuity Fund I, hereby severally constitute and appoint Anne M. Goggin, Peter H. Duffy, Thomas M. Lenz, John F. Guthrie, Jr. and Michele H. Abate and each of them singly, our true and lawful attorneys, with full power to them and each of them to sign, for us, and in our names and in the capacities indicated below, any and all registration statements and any and all amendments thereto to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby ratifying and confirming our signatures as they may be signed by our said attorneys to any and all such registration statements and amendments thereto.

     Witness our hands on the date set forth below.

                Signature                              Title                      Date
                ---------                              -----                      ----
       /s/ John J. Arena                       Member of the Board of
------------------------------------------            Managers                March 5, 1999
          John J. Arena

      /s/ John W. Flynn                        Member of the Board of
------------------------------------------            Managers                March 5, 1999
          John W. Flynn

        /s/ Nancy Hawthorne                    Member of the Board of
------------------------------------------            Managers                March 5, 1999
         Nancy Hawthorne

        /s/ Joseph M. Hinchey                  Member of the Board of
------------------------------------------            Managers                March 5, 1999
         Joseph M. Hinchey

        /s/ Robert B. Kittredge                Member of the Board of
------------------------------------------            Managers                March 5, 1999
         Robert B. Kittredge

        /s/ John T. Ludes                      Member of the Board of
------------------------------------------            Managers                March 5, 1999
         John T. Ludes


        /s/ Dale Rogers Marshall               Member of the Board of
------------------------------------------            Managers                March 5, 1999
         Dale Rogers Marshall

                      NEW ENGLAND VARIABLE ANNUITY FUND I
                              POWER OF ATTORNEY
                              -----------------

     I, the undersigned member of the Board of Managers of New England Variable Annuity Fund I, hereby severally constitute and appoint Frederick K. Zimmermann, Peter H. Duffy, Thomas M. Lenz, John F. Guthrie, Jr. and Michele H. Abate and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements and any and all amendments thereto to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all such registration statements and amendments thereto.

     Witness my hand on the 5th of March, 1999.



                                       /s/ Anne M. Goggin
                                       --------------------------
                                           Anne M. Goggin
                                           Manager

                      NEW ENGLAND VARIABLE ANNUITY FUND I

                               POWER OF ATTORNEY
                               -----------------


     I, the undersigned member of the Board of Managers of New England Variable Annuity Fund I, hereby severally constitute and appoint Anne M. Goggin, Peter H. Duffy, Thomas M. Lenz, John F. Guthrie, Jr. and Michele H. Abate and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements and any and all amendments thereto to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all such registration statements and amendments thereto.

     Witness my hand on the 5th of March, 1999.



                                       /s/ Frederick K. Zimmermann
                                       ----------------------------
                                           Frederick K. Zimmermann
                                           Chairman of the Board of Managers

                                       3